UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 7, 2014

STANDARD PACIFIC CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10959	33-0475989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15360 Barranca Parkway Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 789-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 7, 2014, the Company held its Annual Meeting of Stockholders at 10:30 a.m. local time at the Company’s headquarters located at 15360 Barranca Parkway, Irvine, CA 92618.  At the meeting, among other matters, our stockholders were provided the opportunity to cast non-binding advisory votes on the compensation of our named executive officers and the frequency with which stockholders should be provided the opportunity to vote on the compensation of our named executive officers in the future.  Following the recommendation of our Board of Directors, over 98% of votes cast by stockholders at the 2014 meeting were voted to approve the compensation of our named executive officers and 63% of votes cast were voted in favor of a three year frequency for future "say-on-pay" advisory votes.  Consistent with these results, our Compensation Committee decided on a three year frequency for future "say-on-pay" votes.  The next "say-on-pay" vote will be held at the Company's 2017 annual meeting of stockholders.

The following matters were voted upon at the 2014 stockholders meeting:

Proposal No. 1

The Company’s stockholders elected seven individuals to the Board of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Bruce A. Choate	243,125,551	16,514,859	28,427,626
Ronald R. Foell	257,093,499	2,546,911	28,427,626
Douglas C. Jacobs	242,981,162	16,659,248	28,427,626
David J. Matlin	257,286,781	2,353,629	28,427,626
John R. Peshkin	243,081,099	16,559,311	28,427,626
Peter Schoels	257,285,986	2,354,424	28,427,626
Scott D. Stowell	257,149,259	2,491,151	28,427,626

        Proposal No. 2

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered accounting firm for the 2014 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes
285,679,906	1,584,431	803,699	—

    Proposal No. 3

The Company’s stockholders approved the Omnibus Incentive Compensation Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
170,385,139	86,680,151	2,575,120	28,427,626

        Proposal No. 4

The Company’s stockholders voted to approve the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
255,535,660	3,036,626	1,068,124	28,427,626

       Proposal No. 5

       The Company’s stockholders indicated a preference for a three year frequency for future non-binding votes to approve the compensation of our named executive officers.

3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
161,972,558	252,105	94,713,353	2,702,394	28,427,626

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD PACIFIC CORP.

Dated: May 7, 2014	By:	/s/ JOHN P. BABEL
Name: John P. Babel
Title: Executive Vice President, General Counsel & Secretary